UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

Financial Gravity Companies, Inc. –

(Exact name of registrant as specified in its charter)

Nevada –

(State or other jurisdiction of incorporation)

333-144504–	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Suite R-275, Bee Cave, Texas 78738

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 588-3893

800 N. Watters Rd., Suite 150, Allen, Texas 75013 .

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Financial Gravity Companies, Inc. (the “Company”) on May 29, 2020 (the “Original 8-K”). Pursuant to an Agreement and Plan of Merger dated September 30, 2019 (as amended), by and among the Company, its subsidiary FG Newco, Inc. (“FG Newco”), and Forta Financial Group, Inc. (“FFGI”), FG Newco merged with and into FFGI, with FFGI remaining as the surviving corporation.

This Amendment No. 1 amends Item 9.01 of the Original 8-K to include the financial statements of FFGI and the pro forma financial information, which were not previously filed with the Original 8-K. Except as stated in this Explanatory Note, no other information contained in the Original 8-K is changed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The financial statements for FFGI required under Item 9.01(a) of Form 8-K are attached as Exhibits 99.4 to this Amendment No. 1.

(b) Pro forma financial information

The pro forma financial information required under Item 9.01(b) of Form 8-K is attached as Exhibit 99.5 to this Amendment No. 1.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger entered into as of September 30, 2019, by and among Financial Gravity Companies, Inc., a Nevada corporation, Presidential Brokerage, Inc., a California corporation, and Financial Gravity Wealth, Inc., a Texas corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 29, 2020).

2.2	Second Amendment to Agreement and Plan of Merger entered into as of May 14, 2020, by and among Financial Gravity Companies, Inc., a Nevada corporation, Forta Financial Group, Inc. (formerly named Presidential Brokerage, Inc.), a California corporation, and Sofos Investments, Inc. (formerly named Financial Gravity Wealth, Inc.), a Texas corporation (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on May 29, 2020).

99.1

The Company’s historical audited financial statements and accompanying notes as of and for (i) the year ended September 30, 2019, included in the Company’s Annual Report on Form 10-K, filed with the Securities Exchange Commission (the “SEC”) on January 13, 2020, and (ii) the year ended September 30, 2018, included in the Company’s Annual Report on Form 10-K filed with the SEC on January 15, 2019.

99.2	The Company’s historical unaudited financial statements and accompanying notes as of and for (i) the six months ended March 31, 2020, included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 29, 2020, and (ii) the six months ended March 31, 2019, filed with the SEC on May 14, 2019.

99.3*	Forta’s audited financial statements and accountants’ report for the fiscal years ended December 31, 2018 and September 30, 2019.

99.4*	Forta’s unaudited condensed financial statements for the nine months ended June 30, 2020

99.5*	Unaudited Pro Forma Condensed Combined Financial Statements of the Company And Subsidiaries For The Nine Months Ended June 30, 2020 and the fiscal year ended September 30, 2019.

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.
(Registrant)

By:	/s/Scott Winters
	Name:	Scott Winters
	Title:	Chief Executive Officer

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